ANNEX A

To the Transfer Agency and Service Agreement, as amended,

by and between

SPDR® Series Trust and State Street Bank and Trust Company

ETF	Trading Symbol
SPDR® Bloomberg Emerging Markets Local Bond ETF	EBND
SPDR® Bloomberg Enhanced Roll Yield Commodity Strategy No K-1 ETF	CERY
SPDR® Bloomberg International Treasury Bond ETF	BWX
SPDR® Bloomberg International Corporate Bond ETF	IBND
SPDR® Bloomberg Short Term International Treasury Bond ETF	BWZ
SPDR® FTSE International Government Inflation-Protected Bond ETF	WIP
State Street® SPDR® Bloomberg 1-10 Year TIPS ETF	TIPX
State Street® SPDR® Bloomberg 1-3 Month T-Bill ETF	BIL
State Street® SPDR® Bloomberg 3-12 Month T-Bill ETF	BILS
State Street® SPDR® Bloomberg Convertible Securities ETF	CWB
State Street® SPDR® Bloomberg Emerging Markets USD Bond ETF	EMHC
State Street® SPDR® Bloomberg High Yield Bond ETF	JNK
State Street® SPDR® Bloomberg Investment Grade Floating Rate ETF	FLRN
State Street® SPDR® Bloomberg Short Term High Yield Bond ETF	SJNK
State Street® SPDR® Dow Jones® REIT ETF	RWR
State Street® SPDR® FactSet Innovative Technology ETF	XITK
State Street® SPDR® Global Dow ETF	DGT
State Street® SPDR® ICE Preferred Securities ETF	PSK
State Street® SPDR® MarketAxess Investment Grade 400 Corporate Bond ETF	LQIG
State Street® SPDR® MSCI USA Climate Paris Aligned ETF	NZUS
State Street® SPDR® MSCI USA Gender Diversity ETF	SHE
State Street® SPDR® MSCI USA StrategicFactorsSM ETF	QUS
State Street® SPDR® Nuveen ICE High Yield Municipal Bond ETF	HYMB
State Street® SPDR® Nuveen ICE Municipal Bond ETF	TFI
State Street® SPDR® Nuveen ICE Short Term Municipal Bond ETF	SHM
State Street® SPDR® NYSE Technology ETF	XNTK
State Street® SPDR® Portfolio Aggregate Bond ETF	SPAB
State Street® SPDR® Portfolio Corporate Bond ETF	SPBO
State Street® SPDR® Portfolio High Yield Bond ETF	SPHY
State Street® SPDR® Portfolio Intermediate Term Corporate Bond ETF	SPIB
State Street® SPDR® Portfolio Intermediate Term Treasury ETF	SPTI
State Street® SPDR® Portfolio Long Term Corporate Bond ETF	SPLB
State Street® SPDR® Portfolio Long Term Treasury ETF	SPTL
State Street® SPDR® Portfolio Mortgage Backed Bond ETF	SPMB
State Street® SPDR® Portfolio S&P 1500® Composite Stock Market ETF	SPTM
State Street® SPDR® Portfolio S&P 400TM Mid Cap ETF	SPMD
State Street® SPDR® Portfolio S&P 500® ETF	SPYM
State Street® SPDR® Portfolio S&P 500® Growth ETF	SPYG
State Street® SPDR® Portfolio S&P 500® High Dividend ETF	SPYD
State Street® SPDR® Portfolio S&P 500® Value ETF	SPYV

ANNEX A

To the Transfer Agency and Service Agreement, as amended,

by and between

SPDR® Series Trust and State Street Bank and Trust Company

ETF	Trading Symbol
State Street® SPDR® Portfolio S&P 600TM Small Cap ETF	SPSM
State Street® SPDR® Portfolio S&P Sector Neutral Dividend ETF	SPDG
State Street® SPDR® Portfolio Short Term Corporate Bond ETF	SPSB
State Street® SPDR® Portfolio Short Term Treasury ETF	SPTS
State Street® SPDR® Portfolio TIPS ETF	SPIP
State Street® SPDR® Portfolio Treasury ETF	SPTB
State Street® SPDR® Portfolio Ultra Short T-Bill ETF	SPTU
State Street® SPDR® Russell 1000 Low Volatility Focus ETF	ONEV
State Street® SPDR® Russell 1000 Momentum Focus ETF	ONEO
State Street® SPDR® Russell 1000 Yield Focus ETF	ONEY
State Street® SPDR® S&P 400TM Mid Cap Growth ETF	MDYG
State Street® SPDR® S&P 400TM Mid Cap Value ETF	MDYV
State Street® SPDR® S&P 500® ESG ETF	EFIV
State Street® SPDR® S&P® 500 Fossil Fuel Reserves Free ETF	SPYX
State Street® SPDR® S&P 600TM Small Cap Growth ETF	SLYG
State Street® SPDR® S&P 600TM Small Cap Value ETF	SLYV
State Street® SPDR® S&P® 1500 Momentum Tilt ETF	MMTM
State Street® SPDR® S&P® 1500 Value Tilt ETF	VLU
State Street® SPDR® S&P® Aerospace & Defense ETF	XAR
State Street® SPDR® S&P® Bank ETF	KBE
State Street® SPDR® S&P® Biotech ETF	XBI
State Street® SPDR® S&P® Capital Markets ETF	KCE
State Street® SPDR® S&P® Dividend ETF	SDY
State Street® SPDR® S&P® Health Care Equipment ETF	XHE
State Street® SPDR® S&P® Health Care Services ETF	XHS
State Street® SPDR® S&P® Homebuilders ETF	XHB
State Street® SPDR® S&P® Insurance ETF	KIE
State Street® SPDR® S&P Kensho Clean Power ETF	CNRG
State Street® SPDR® S&P Kensho Final Frontiers ETF	ROKT
State Street® SPDR® S&P Kensho Future Security ETF	FITE
State Street® SPDR® S&P Kensho Intelligent Structures ETF	SIMS
State Street® SPDR® S&P Kensho New Economies Composite ETF	KOMP
State Street® SPDR® S&P Kensho Smart Mobility ETF	HAIL
State Street® SPDR® S&P Leveraged Loan ETF	LVLN
State Street® SPDR® S&P® Metals & Mining ETF	XME
State Street® SPDR® S&P® Oil & Gas Equipment & Services ETF	XES
State Street® SPDR® S&P® Oil & Gas Exploration & Production ETF	XOP
State Street® SPDR® S&P® Pharmaceuticals ETF	XPH
State Street® SPDR® S&P® Regional Banking ETF	KRE
State Street® SPDR® S&P® Retail ETF	XRT
State Street® SPDR® S&P® Semiconductor ETF	XSD
State Street® SPDR® S&P SmallCap 600 ESG ETF	ESIX

ANNEX A

To the Transfer Agency and Service Agreement, as amended,

by and between

SPDR® Series Trust and State Street Bank and Trust Company

ETF	Trading Symbol
State Street® SPDR® S&P® Software & Services ETF	XSW
State Street® SPDR® S&P® Telecom ETF	XTL
State Street® SPDR® S&P® Transportation ETF	XTN
State Street® SPDR® US Large Cap Low Volatility Index ETF	LGLV
State Street® SPDR® US Small Cap Low Volatility Index ETF	SMLV

Dated: November 10, 2025